Exhibit 10.12.1

Amendment #1

Consulting Agreement dated October 17, 2016 between
ProMIS Neurosciences, Inc. and Danforth Advisors, LLC

This Amendment No. 1 to Consulting Agreement (“Amendment”) is made as of March 27, 2017 (“Effective Date”), by and between ProMIS Neurosciences, Inc. (“Company”) and Danforth Advisors, LLC (“Consultant” or “Danforth”). Capitalized terms used but not defined herein shall have the respective meaning set forth in the Consulting Agreement by and between Danforth Advisors and the Company dated as of October 17, 2016 (“Agreement”).

WHEREAS, Danforth is engaged by the Company under the terms and conditions of the Consulting Agreement; and

WHEREAS, the Company and Consultant mutually desire to amend the scope of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and for the other good and valuable consideration, receipt of which is hereby acknowledge, the parties hereby agree as follows:

•	Exhibit A, Description of Services and Schedule of Fees, shall be hereby modified to:

o	Add Kristi Lanier as a VP of Finance Consultant at an hourly rate of $215/hour. The Services to be provided are more fully described in Exhibit A-1.

o	Replace the Fee Section entirely, as illustrated in Exhibit A-1. Notably, the CFO Services provided by Daniel Geffken will now be provided under a retainer agreement.

•	Except as specifically provided for in this Amendment, the terms of the Agreement shall be unmodified and shall remain in full force and effect.

This Amendment may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same Amendment, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to the other.

IN WITNESS WHEREOF, this Amendment has been executed by the Company and Danforth Advisors, LLC to be effective as of the date first above written.

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DANFORTH ADVISORS, LLC		PROMIS NEUROSCIENCES, INC.

By:	/s/ Gregg Beloff	By:	/s/ Eugene Williams
Print Name: Gregg Beloff		Print Name: Eugene Williams
Title: Managing Director		Title: Executive Chairman
Date: 3/30/17		Date: 3/28/17

EXHIBIT A-1

Description of Additional Services

[Intentionally Omitted]